FIRST AMENDMENT TO
AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into by and between Entropic Communications, Inc. (the “Company”), and Patrick Henry (“Executive”) and shall become effective as of June 20, 2014 (the “Amendment Date”).
RECITALS
WHEREAS, the Company and Executive entered into an Amended and Restated Executive Employment Agreement effective as of December 7, 2009 (the “Employment Agreement”); and
WHEREAS, the Company and Executive now desire to amend the Employment Agreement as provided below.
NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Executive hereby agree as follows:
AMENDMENT

1.	The second full sentence of Section 4.1(b) of the Employment Agreement (beginning “For purposes of this Agreement . . .”) is hereby amended and restated to read as follows:
For purposes of this Agreement, “Cause” for termination exists if Executive is terminated for any of the following reasons: (i) Executive’s theft, dishonesty, or falsification of any Company documents or records; (ii) Executive’s improper use or disclosure of confidential or material proprietary information of the Company; (iii) Executive’s repeated negligence in the performance of Executive’s duties; (iv) Executive’s breach of his fiduciary duty to the Company by unlawfully competing with the Company in violation of Section 2.1 of this Agreement; or (v) Executive’s conviction (including any plea of guilty or nolo contendere) for (A) fraud, misappropriation or embezzlement, (B) any felony or crime of moral turpitude or (C) any other felony or misdemeanor charge, initially asserted after the Amendment Date, which in the good faith judgment of the Board of Directors, after also considering any related circumstances such as negative publicity, adversely affects the business reputation of the Company.

2.	Except as set forth in this Amendment, the Employment Agreement remains in full force and effect without any modification or waiver of any provision thereof.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date(s) indicated below.

COMPANY:

ENTROPIC COMMUNICATIONS, INC.

By:	/s/ Lance W. Bridges
Name:	Lance W. Bridges
Title:	General Counsel

Date:	June 20, 2014

EXECUTIVE:

/s/ Patrick E. Henry
PATRICK HENRY

Date:	June 20, 2014

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT]